UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 17, 2015

THE FIRST BANCORP, INC.
(Exact name of Registrant as specified in charter)
MAINE
(State or other jurisdiction of incorporation)

0-26589	01-0404322
(Commission file number)	(IRS employer identification no.)

Main Street, Damariscotta, Maine	04543
(Address of principal executive offices)	(Zip Code)

(207) 563-3195
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is
intended to simultaneously satisfy the filing obligations
of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

TABLE OF CONTENTS

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.	Page 1
Section 9 - Financial Statements and Exhibits	Page 2
Signatures	Page 3

Section 5 - Corporate Governance and Management

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
The First Bancorp, Inc. today announced that Carl S. Poole, Jr. has retired as a Director of the Company after reaching the Company’s mandatory retirement age of 70 years. Mr. Poole has served as a Director of the Company since its organization in 1985 and has served as a Director of the The First, N.A. (the Company’s banking subsidiary) since 1984. Mr. Poole was President, Secretary and Treasurer of Poole Brothers Lumber, a lumber and building supply company with locations in Damariscotta, Pemaquid and Boothbay Harbor, Maine until the sale of the company in October 2005.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.
The following Exhibits are being furnished herewith:

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE FIRST BANCORP, INC.

By: /s/ F. STEPHEN WARD

F. Stephen Ward
Executive Vice President & Chief Financial Officer

Dated: December 17, 2015